Exhibit 32.1

CERTIFICATION PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
(18 U.S.C. SECTION 1350)

In connection with the Quarterly Report on Form 10-Q of CHS Inc. (the “Company”) for the quarterly period ended November 30, 2018, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Jay D. Debertin, President and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Jay D. Debertin
Jay D. Debertin
President and Chief Executive Officer
January 10, 2019